UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 27, 2011


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                         ------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                      84-1214736
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

              810 N. FERRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

     Not Applicable


SECTION 3.  SECURITIES AND TRADING MARKETS

     Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

     Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

     Not Applicable.


SECTION 6.  [RESERVED]



SECTION 7.  REGULATION FD DISCLOSURE

     Not Applicable.


SECTION 8.  OTHER EVENTS

         Environmental Service Professionals, Inc., A Nevada corporation (The "Company"), announced today that it, along with two other plaintiffs, had filed a lawsuit in the Circuit Court of Cook County, Illinois on March 14, 2011 against Hayman Private Equity, LLC. and its affiliates for breach of contract and fraud relating to a financing promised by Hayman Private Equity, LLC to the Company as previously disclosed in filings by the Company on Form 8-K with the Securities and Exchange Commission on July 30, 2010. See exhibit 99.1 to this report.

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


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

               99.1 Complaint by the Company and other Plaintiffs against Hayman
                    Private Equity, LLC and Affiliated Defendants.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    ----------------------------------------
                                  (Registrant)

Date: April 27, 2011


                              /s/ Edward L. Torres
             -------------------------------------------------------
                    Edward L. Torres, Chief Executive Officer




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